Exhibit 10.39

3535 General Atomics Court, Suite 200 • San Diego, CA 92121 • 858.875.1800 Office • 858.875.1843 Fax • www.fatetherapeutics.com

December 4, 2020

Ono Pharmaceutical Co., Ltd.

Minase Research Institute

1-1, Sakurai 3-chome, Shimamoto-cho

Mishima-gun, Osaka 618-8585

Japan

Attention: Dr. Toichi Takino

Re:	Collaboration and Option Agreement between Fate Therapeutics, Inc. (“Fate”) and Ono Pharmaceutical Co., Ltd. (“Ono”), dated September 14, 2018 (the “Agreement”)

Dear Dr. Takino:

As you know, Fate and Ono are conducting a research collaboration under the Agreement, pursuant to which (i) Fate is conducting research on Collaboration Candidate 1; and (ii) Ono and Fate are conducting research to enable Ono to determine the Ono Antigen Binding Domain for Collaboration Candidate 2, upon which determination the Ono Antigen Binding Domain will be incorporated into Collaboration Candidate 2 for further research and development of Collaboration Candidate 2 under the Agreement.  Ono has exclusive options under the Agreement to obtain exclusive licenses to Collaboration Candidate 1 and Collaboration Candidate 2.  Capitalized terms used but not defined in this letter will have the meanings given in the Agreement.

With respect to Collaboration Candidate 1, pursuant to Section 2.4.3 of the Agreement, Ono has determined that it does not wish to exercise the Ono Option for Collaboration Candidate 1 and, therefore, Ono wishes to terminate the Agreement with respect to Collaboration Candidate 1, which will be deemed a termination pursuant to Section 11.3 (ONO Unilateral Termination Rights) of the Agreement.

With respect to Collaboration Candidate 2, pursuant to Sections 2.1.1, 2.3.4 and 2.3.5 of the Agreement, Ono has until [***], to determine the Ono Antigen Binding Domain [***].  [***].  As of the date of this letter agreement (the “Letter Agreement”), Ono and Fate agree that Ono has delivered to Fate [***] Antigen Binding Domains for [***] and such Antigen Binding Domains for [***] the Ono Antigen Binding Domain.

3535 General Atomics Court, Suite 200 • San Diego, CA 92121 • 858.875.1800 Office • 858.875.1843 Fax • www.fatetherapeutics.com

Accordingly, Fate and Ono, intending to be legally bound, agree as follows effective as of the date set forth above (the “Letter Agreement Effective Date”):

1.

Fate and Ono agree to terminate the Agreement with respect to Collaboration Candidate 1 effective on the Letter Agreement Effective Date.  Such termination will be deemed a termination by Ono pursuant to Section 11.3.1 of the Agreement, and the consequences set forth in Section 11.6.1 of the Agreement will apply to such termination.

2.

Collaboration Candidate 1 will become a FATE Cell Therapy on the Letter Agreement Effective Date, and Fate will retain all rights, in its sole discretion, to research, develop and commercialize such FATE Cell Therapy worldwide, alone or with or through any Affiliate or Third Party, without any obligation to Ono.

3.

For the avoidance of doubt, Ono represents and warrants that there are no Valid Claims in the ONO Patents or the Joint Patents covering Collaboration Candidate 1 and, therefore, in accordance with [***] of the Agreement, Fate shall have no payment obligations to Ono or any other obligations to Ono under the Agreement or this Letter Agreement in connection with such FATE Cell Therapy.

4.

Ono has delivered to Fate [***] Antigen Binding Domains for [***] for incorporation into Collaboration Candidate 2, and Ono hereby notifies Fate pursuant to Section 2.3.4 of the Agreement of its designation of each such Antigen Binding Domain for [***], as Ono Antigen Binding Domains for further Research and Development of Collaboration Candidate 2 in accordance with the Joint Development Plan.

5.	Ono agrees that the OABD Research Milestone Fee under Section 6.3.1 of the Agreement is due as of the Letter Agreement Effective Date and shall be paid to Fate in accordance with the Agreement.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

3535 General Atomics Court, Suite 200 • San Diego, CA 92121 • 858.875.1800 Office • 858.875.1843 Fax • www.fatetherapeutics.com

Please confirm Ono’s understanding of and agreement to the foregoing by signing this Letter Agreement below and returning a signed copy to me at your earliest convenience.

Sincerely,

Fate Therapeutics, Inc.

J. Scott Wolchko

President and CEO

Acknowledged and agreed to by:

Ono Pharmaceutical Co., Ltd.

By:	/s/Toichi Takino
Name:	Toichi Takino, Ph.D.
Title:	Corporate Executive Officer
Executive Director, Discovery & Research

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

3535 General Atomics Court, Suite 200 • San Diego, CA 92121 • 858.875.1800 Office • 858.875.1843 Fax • www.fatetherapeutics.com

EXHIBIT A

ONO ANTIGEN BINDING DOMAIN

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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.